BUSINESS ACQUISITIONS	12 Months Ended
Jul. 22, 2013
Business Combinations [Abstract]
BUSINESS ACQUISITIONS

11. BUSINESS ACQUISITIONS

On October 9, 2012, the Company acquired all of the outstanding equity interests of Collective Brands, Inc’s Performance + Lifestyle Group business (“PLG”) as well as certain other assets. Consideration paid to acquire PLG was approximately $1,249.5 million in cash. PLG markets casual and athletic footwear, apparel and related accessories for adults and children under well-known brand names including Sperry Top-Sider®, Saucony®, Stride Rite®, and Keds®. The acquisition expands the Company’s existing portfolio of brands to 16. The Company accounted for the acquisition under the provisions of FASB ASC Topic 805, Business Combinations. The related assets acquired and liabilities assumed were recorded at fair value on the acquisition date. The operating results for PLG are included in the Company’s consolidated results of operations beginning October 9, 2012. The operating results for PLG are included in the PLG wholesale and PLG retail operating groups. The PLG wholesale group is aggregated into the branded, footwear, apparel and Licensing segment. The PLG retail group is aggregated into the consumer-direct segment.

The Company funded the transaction using a combination of cash on hand of approximately $88.8 and debt financing. The Company’s debt financing included net proceeds from the term loan debt associated with the Company’s New Credit Agreement as well as net proceeds from the Company’s senior notes.

The Company incurred non-recurring transaction and integration costs of $42.2 during fiscal 2012 of which $4.5, $32.5 and $5.2 were included within cost of goods sold, selling, general, and administrative expenses and interest expense, respectively, within the Company’s consolidated statements of operations and comprehensive income. The non-recurring charge to cost of goods sold of $4.5 relates to the fair value adjustment to acquisition-date inventory and severance costs. The non-recurring costs within selling, general, and administrative expenses include professional and legal fees ($14.9), taxes paid on behalf of the seller ($9.7), severance ($2.7), onetime software license fees ($2.4) and other onetime costs of $2.8, respectively. The $5.2 of non-recurring interest expense relates to a non-recurring financing commitment fee and refinancing fees associated with the Company’s acquisition of PLG.

The preliminary allocation of the purchase price through December 29, 2012 was:

(In millions)

Cash	$23.6
Accounts receivable	146.9
Inventories	203.5
Deferred income taxes	13.6
Other current assets	13.2
Property, plant and equipment	77.1
Goodwill	419.6
Intangible assets	820.6
Other	11.2

Total assets acquired	1,729.3

Accounts payable	97.4
Other accrued liabilities	40.0
Deferred income taxes	294.7
Accrued pension liabilities	37.7
Other liabilities	10.0

Total liabilities assumed	479.8

Net assets acquired	$1,249.5

The allocation of the purchase price above is considered preliminary and was based upon valuation information available and estimates and assumptions made at December 29, 2012. The Company is still in the process of verifying data and finalizing information related to the valuation and recording of identifiable intangible assets, deferred income taxes, uncertain tax provisions and accrued pension liabilities and the resulting effects on the amount of recorded goodwill. The Company expects to finalize these matters within the measurement period, which is currently expected to remain open through the second quarter of fiscal 2013.

The excess of the purchase price over the fair value of net assets acquired, amounting to $419.6, was preliminarily recorded as goodwill in the condensed consolidated balance sheet and was assigned to the PLG wholesale and PLG retail operating segments, which were also determined to be reporting units. This resulted in the following addition to goodwill within the Company’s reportable segments:

(In millions)	Goodwill from the acquisition of PLG
Branded wholesale, footwear, apparel and licensing	$373.6
Consumer-direct	$46.0

Total	$419.6

The goodwill recognized is attributable primarily to expected synergies and the assembled workforce of PLG. Substantially all of the goodwill is not amortizable for income tax purposes.

Intangible assets acquired in the acquisition were preliminarily valued as follows:

(In millions)	Intangible Asset	Useful life
Trade names and trademarks	$661.8	Indefinite
Customer lists	110.5	3-20 years
Licensing agreements	28.1	4-5 years
Developed product technology	14.5	3-5 years
Backlog	5.1	6 months
Net favorable leases	0.6	10 years

Total intangible assets acquired	$820.6

Management preliminarily assigned fair values to the identifiable intangible assets through a combination of the relief from royalty and the excess earnings methods.

At the time of the acquisition, a step-up in the value of inventory of $4.0 was recorded in the allocation of the purchase price based on valuation estimates, all of which was charged to cost of sales in the fourth quarter of fiscal 2012 as the inventory was sold. In addition, fixed assets were written up by approximately $18.8 to their estimated fair market value based on a valuation method that included both the cost and market approaches. This additional step-up in value is being depreciated over the estimated remaining useful lives of the assets.

The results of operations for PLG have been included in the consolidated statements of operations since the date of acquisition. The amount of fiscal 2012 revenue and net loss, which includes interest expense associated with the New Credit Agreement and senior notes, amortization of acquired intangibles and incremental operating costs, attributable to PLG included in the consolidated statements of operations consists of the following:

(In millions)	2012
Revenue	$219.4
Net loss	$(2.4)

The following supplemental pro forma financial information presents net sales and net earnings for the Company as if the PLG business acquisition had occurred at the beginning of fiscal 2011. This pro forma information is not necessarily indicative of the results that would have actually been obtained if the acquisition had occurred at the beginning of the periods presented or that may be attained in the future.

(In millions)	2012	2011
Revenue	$2,548.2	$2,428.3
Net earnings attributable to Wolverine World Wide, Inc.	$128.6	$80.4

For 2011, the primary adjustments include: i) the addition of a non-recurring charge to cost of goods sold related to the fair value adjustment to acquisition-date inventory and severance of $4.5, ii) the addition of $32.1 of amortization and depreciation for acquired intangibles and property and equipment, iii) the addition of $32.5 of non-recurring acquisition related expenses and iv) the addition of $63.2 of interest expense. For 2012, the primary adjustments include: i) the elimination of the non-recurring charge to cost of goods sold related to the fair value adjustment to acquisition-date inventory and severance of $4.5, ii) the elimination of $32.5 of non-recurring acquisition related expenses, iii) the addition of $24.7 of amortization and depreciation for acquired intangibles and property and equipment, and iv) the addition of $35.0 of interest expense.

Subsequent to the end of fiscal 2012, the Company incurred approximately $5.2 million of severance costs related to the integration of PLG.